                                                                    EXHIBIT 4.1


                                 ORDINARY SHARES


NUMBER                                                                  SHARES



                                                  CUSIP   M81869   10   5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                 RADVISION LTD.

             INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES that






is the Registered Holder of


  FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.10 PAR VALUE EACH

of RADVISION LTD. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the Company shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Company and all amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

Dated:



RADVISION LTD.
  CORPORATE
    SEAL         Chief Executive Officer,
   ISRAEL        President and Director     Chairman of the Board of Directors

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                                 RADVISION LTD.

         The Company shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Company's Secretary at the principal office of the Company.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -- as tenants in common                   UNIF GIFT MIN ACT--  __________Custodian__________
         TEN ENT   -- as tenants by the entireties                                  (Cust)           (Minor)
         JT TEN    -- as joint tenants with right of                              under Uniform Gifts to Minors
                      survivorship and not as                                     Act_________________________
                      tenants in common                                                      (State)

                                                             UNIF TRF MIN ACT--   ______Custodian (until age ______)
                                                                                  (Cust)
                                                                                  _______Under Uniform Transfers
                                                                                  (Minor)
                                                                                  to Minors Act__________________
                                                                                                     (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated ______________________________


                                       X _____________________________________

                                       X _____________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ANY
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, NATIONAL SECURITIES EXCHANGES AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.